-------------------------------------------------------------------------------




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K



                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF EARLIEST EVENT REPORTED
                                OCTOBER 18, 2000

                            DAIN RAUSCHER CORPORATION

             (Exact name of registrant as specified in its charter)




          DELAWARE                       1-8186                 41-1228350

(State or other jurisdiction of  (Commission file number)     (IRS Employer
 incorporation of organization)                           Identification Number)



      DAIN RAUSCHER PLAZA, 60 SOUTH SIXTH STREET
               MINNEAPOLIS, MINNESOTA                              55402-4422

       (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (612) 371-2711

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




-------------------------------------------------------------------------------

ITEM 5.       OTHER EVENTS

              Reference is made to Exhibit 99.1 filed herewith.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              Exhibit 99.1 Press release announcing registrants' acquisition of Voyageur Asset Management

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               DAIN RAUSCHER CORPORATION
                                                      Registrant


Date:      October 20, 2000            By:      Daniel J. Collins
       ------------------------           -------------------------------
                                                Daniel J. Collins
                                        Senior Vice President and Controller

                            DAIN RAUSCHER CORPORATION
                                INDEX OF EXHIBITS

Exhibit No.
-----------

   99.1 Press release announcing registrants' acquisition of Voyageur Asset Management





















                                        3